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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               DECEMBER 31, 1996
                                (Date of Report)


                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-9463                75-2626358
(State or other Jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)




                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS  75006
                    (Address of principal executive offices)



                                 (214) 280-9675
              (Registrant's telephone number, including area code)
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                         ULTRAK, INC. AND SUBSIDIARIES

ITEM 2:  Acquisition of Assets

ACQUISITION OF VIDEV GMBH

On December 16, 1996, Ultrak Holdings Limited, a United Kingdom company and wholly-owned subsidiary ("Holdings") of Ultrak, Inc. ("Ultrak") acquired 100% of the outstanding share capital of VideV GmbH, a German private company ("VideV"), from all of the shareholders (collectively, the "Shareholders") of VideV. VideV is a distributor of closed circuit television products based in Dusseldorf, Germany. VideV was purchased for 4,000,000 Deutsche Marks paid in cash (the "Initial Payment") and deferred consideration based on the pre-tax earnings of VideV ending December 31, 1997 times 6 minus the Initial Payment (the "Deferred Consideration"). The Deferred Consideration shall be at least DM 2,000,000 but not more than DM 4,000,000 and shall be payable one-half in cash and one-half in unregistered shares of Common Stock, $0.01 par value per share, of Ultrak. The purchase price of VideV was reached after extended negotiations with the shareholders of VideV and was determined based on VideV's relative market position in Germany and the potential synergies between Ultrak and VideV. The acquisition of VideV was funded by the funds received by Ultrak pursuant to its most recent public offering on November 18, 1996. As part of the acquisition, Ultrak extended a line of credit to VideV in the amount of DM 5,000,000 and Heinz-Joachim Wilke ("Wilke") was elected Managing Director of VideV.

ITEM 7: Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         Pursuant to the recent revisions to Rule 3-05 of Regulation S-K of the Securities Exchange Act of 1934, as amended, effective November 18, 1996, financial statements of VideV are not required to be filed as part of this report.

(b)      Pro forma financial information.

         Pursuant to the recent revisions to Rule 3-05 of Regulation S-K of the Securities Exchange Act of 1934, as amended, effective November 18, 1996, pro forma financial statements of VideV are not required to be filed as part of this report.

(c)     Exhibits.

         EXHIBIT 1: Purchase Agreement of German GmbH Share Capital, dated December 16, 1996, among all of the shareholders of Videv, Ultrak, and Holdings.

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         EXHIBIT 6.11:  Investment Letter, dated December 16, 1996, from Wilke.

         EXHIBIT 9.03: Arbitration Agreement, dated December 16, 1996, among Wilke, Werner Klink, Ultrak, and Holdings.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           ULTRAK, INC.
                                           (Registrant)


Date: December 31, 1996                    By: /s/ TIM D. TORNO
                                           ----------------------------------
                                           Tim D. Torno, Vice President-Finance




                                      2
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                              INDEX TO EXHIBITS
                              -----------------


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
 1              Purchase Agreement of German GmbH Share Capital, dated
                December 16, 1996

 6.11           Investment Letter


 9.03           Arbitration Agreement
